Prospectus Supplement

October 30, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated October 30, 2019 to the Morgan Stanley Institutional Fund Trust Prospectus dated May 15, 2019

Liquid Assets Prime Portfolio

The second sentence of the section of the prospectus entitled "Shareholder Information—Pricing of Fund Shares" is hereby deleted and replaced with the following:

Orders to purchase Wealth Class and Class A shares of the Fund must be received by the Fund prior to 3:00 p.m. Eastern time. Orders to purchase Advisory Class shares of the Fund must be received by the Fund prior to 4:00 p.m. Eastern time.

The penultimate sentence of the third paragraph of the section of the prospectus entitled "Shareholder Information—General" is hereby deleted and replaced with the following:

Orders to purchase Advisory Class shares that are received in good order prior to 4:00 p.m. Eastern time will settle in two business days and begin earning dividends on that settlement day (subject to whether the NYSE is open for business on such day).

The seventh sentence of the section of the prospectus entitled "Shareholder Information—How To Redeem Fund Shares—Redemptions by Telephone" is hereby deleted and replaced with the following:

Telephone instructions will be accepted if received by DST between 9:00 a.m. and, with respect to Wealth Class and Class A shares, 3:00 p.m. Eastern time, or with respect to Advisory Class shares, 4:00 p.m. Eastern time, as applicable, in each case on any day the NYSE is open for business, except when the following federal holidays are observed: Columbus Day and Veterans Day.

The third and fourth sentences of the first paragraph of the section of the prospectus entitled "Shareholder Information—How To Redeem Fund Shares—Redemption Proceeds" are hereby deleted and replaced with the following:

With respect to Wealth Class and Class A shares, for trades submitted through a Financial Intermediary, it is the responsibility of each Financial Intermediary to submit orders to the Fund by 3:00 p.m. Eastern time in order to receive proceeds that same business day by wire. With respect to Advisory Class shares, we will make payment on the second business day after the redemption order is received assuming the Fund receives your order prior to 4:00 p.m. Eastern time.

Please retain this supplement for future reference.

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